Old Mutual Funds II
Supplement Dated July 23, 2010

This Supplement updates certain information contained in the currently effective Class Z and Institutional Class Shares Prospectus of Old Mutual Funds II dated July 29, 2009, as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus free of charge by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

The following replaces in its entirety the Old Mutual Cash Reserves Fund’s Institutional Class shares’ Average Annual Total Returns as of December 31, 2008 as presented in the table on page 63 of the Prospectus:

Past 10 Years
	Inception	Past	Past	or Since
	Date	1 Year	5 Years	Inception
Institutional Class	6/4/07

Before Taxes		2.12%	N/A	2.98%

The following replaces in its entirety the Old Mutual Cash Reserves Fund’s Institutional Class shares’ Total Returns as presented in the table on page 105 of the Prospectus:

Total Return†9
Institutional Class
2009	1.50%
20087	3.35%

†
Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

7	Institutional Class shares commenced operations on June 4, 2007.
9	Total return has been revised to present a corrected calculation.

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Distributed by Old Mutual Investment Partners
R-10-065  07/2010